 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A (Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23 , 2022 (September 23, 2022)

EVE HOLDING, INC. (Exact name of registrant as specified in its charter)

Delaware	001-39704	85-2549808
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 General Aviation Drive Melbourne, FL	32935
(Address of principal executive offices)	(Zip Code)

(321) 751-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EVEX	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Common Stock	EVEXW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

Eve Holding, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) to amend the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on September 29, 2022 (the “Original Form 8-K”). Except as set forth in this Amendment No. 1, the Original Form 8-K is unchanged.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

As previously reported in the Original Form 8-K, on September 23, 2022, the Company’s Audit Committee of the Board of Directors (the “Audit Committee”) determined that the Company’s condensed consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2022 (the “Second Quarter 2022 Financial Statements” and the “Second Quarter Form 10-Q”) should not be relied upon because non-cash expenses associated with the issuance of certain of the Company’s warrants should have been recognized during such period. The Company currently continues to estimate that such adjustment will have the effect of increasing net loss by approximately $87 million, and increasing additional paid-in capital by the same amount, for the three months ended June 30, 2022. The Original Form 8-K also noted that further assessment of the Company’s financial statements reported in the Second Quarter Form 10-Q was continuing. On November 10, 2022, in connection with such continuing assessment of the Company’s financial statements, the Audit Committee concluded, after considering the recommendations of management, that two additional adjustments should be made to the Company’s historical financial statements, which adjustments relate to (i) the valuation and recognition of certain share-based payments and (ii) the recognition of previously disclosed transaction expenses, each as further described below.

First, the Audit Committee concluded that certain share-based payment expenses related to certain share-based compensation awards that had been approved by the Company’s Board of Directors, but which had not yet vested, should have been recognized in the Second Quarter 2022 Financial Statements. The Company currently estimates that such adjustment will have the effect of [increasing net loss in the three months ended June 30, 2022 by an additional $0.9 million as a result of recognizing a non-cash expense.

Second, the Audit Committee concluded that certain previously disclosed transaction expenses incurred by or on behalf of EVE UAM, LLC, the predecessor entity of the Company for accounting purposes (“Eve”), in connection with the Company’s business combination that closed on May 9, 2022 (the “Business Combination”) should have been recognized as if they were incurred by the Company in, as applicable, (i) the Second Quarter 2022 Financial Statements, (ii) the condensed consolidated financial statements of Eve as of and for the three-months ended March 31, 2022 (the “First Quarter 2022 Financial Statements”) included in in the Company’s Current Report on Form 8-K filed with the SEC on May 13, 2022 (the “May 13 Form 8-K”) and (iii) the combined financial statements of the Urban Air Mobility Business of Embraer S.A. as of and for the period ended December 31, 2021 (the “Year End 2021 Financial Statements”) incorporated by reference in the May 13 Form 8-K. Such transaction expenses, which were paid by Eve's direct or indirect parents and reimbursed by the Company out of the proceeds of the Business Combination upon the consummation thereof, had previously been recognized in the financial statements of Eve’s direct or indirect corporate parents during such periods. The Company currently estimates that the transaction-expense adjustments will have the effect of [increasing net loss in the three months ended June 30, 2022 by $5.7 million, increasing net loss in the three months ended March 31, 2022 by $0.7 million and increasing net loss in the twelve months ended December 31, 2021 by $2.1 million, in each case, as a result of recognizing such expenses, which have been paid as of June 30, 2022 and which do not have any additional cash impacts upon the Company.

As a result of the adjustments described above, the Audit Committee has determined that any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the First Quarter 2022 Financial Statements or the Year End 2021 Financial Statements should also no longer be relied upon.

The Company intends to file an amendment to the May 13 Form 8-K to restate the First Quarter 2022 Financial Statements and the Year End 2021 Financial Statements, in addition to the previously disclosed amendment to the Second Quarter Form 10-Q to restate the Second Quarter 2022 Financial Statements (collectively, the “Affected Periods”). Any previously issued or filed reports, press releases, earnings releases and investor presentations or other communications describing the Company’s condensed consolidated financial statements and other related financial information covering the Affected Periods should no longer be relied upon.

The Company does not expect that the adjustments will materially impact the Company’s liquidity or capital resources or compliance with material agreements of the Company or its subsidiaries.

The Company’s management has concluded that in light of the adjustments described above, certain material weaknesses exist in the Company’s internal control over financial reporting for the Affected Periods. The Company’s remediation plan with respect to such material weaknesses will be described in more detail in the amendment to the Second Quarter Form 10-Q to be filed with the SEC.

The Company’s management and Audit Committee have discussed the matters disclosed in this Amendment No. 1 with KPMG LLP, the Company’s independent registered public accounting firm,and PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Urban Air Mobility Business of Embraer S.A for the fiscal year ended December 31, 2021.

Forward-Looking Statements

This Current Report on Form 8-K/A includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding management’s expectations on the impact of the restatements on the Company’s previously issued financial statements and plans to file the amendments to the May 13 Form 8-K and Second Quarter Form 10-Q, which are not historical facts and involve risks and uncertainties that could cause actual results to differ materially.  Factors that might cause or contribute to such differences include, but are not limited to: discovery of additional information relevant to the restatement, delay in the remediation of any weaknesses in the Company’s internal controls, as well as risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports, including the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2022, and in subsequent Quarterly Reports on Form 10-Q, the Company’s Registration Statement on Form S-1/A filed on August 25, 2022, as well as future filings and reports by the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including, among others: (i) changes in or developments regarding accounting treatment; (ii) changes in domestic and foreign business, market, financial, political and legal conditions; (iii) risks relating to the uncertainty of the projected financial information with respect to the Company; (iv) the outcome of any legal proceedings that may be instituted against the Company; (v) future global, regional or local economic and market conditions, including the growth and development of the urban air mobility market; (vi) the development, effects and enforcement of laws and regulations; (vii) the Company’s ability to grow and manage future growth, maintain relationships with customers and suppliers and retain its key employees; (viii) the Company’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; (ix) the Company’s ability to successfully develop, obtain certification for and commercialize its aircraft, (x) the effects of competition on the Company’s future business; (xi) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and (xii) the impact of the global COVID-19 pandemic.  If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.  There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.  In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K/A.  The Company anticipates that subsequent events and developments will cause the Company’s assessments to change.  However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any duty or obligation to update any forward-looking statements contained in this release as a result of new information, future events, changes in expectations or otherwise, except as required by law.  These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Current Report on Form 8-K/A.  Accordingly, undue reliance should not be placed upon the forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

EVE HOLDING, INC.

Date: November 14, 2022	By:	/s/ Gerard J. DeMuro
		Name:	Gerard J. DeMuro
		Title:	Co-Chief Executive Officer

EVE HOLDING, INC.

Date: November 14, 2022	By:	/s/ André Duarte Stein
		Name:	André Duarte Stein
		Title:	Co-Chief Executive Officer